UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2025

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2025, BranchOut Food Inc. (the “Company”) and Kaufman Kapital LLC (“Kaufman”) entered into a Warrant Exercise and Amendment to Notes and Warrant Agreement (the “Agreement”), pursuant to which Kaufman agreed to exercise in full, for a cash payment to the Company of $1,000,000, a Warrant to purchase 1,000,000 shares of the Company’s common stock with an exercise price of $1.00 per share issued to Kaufman on July 15, 2024 (the “Warrant”), no later than June 16, 2025. In addition, pursuant to the Agreement, Kaufman and the Company agreed (i) to extend the expiration date of the warrant to purchase 500,000 shares of the Company’s common stock at an exercise price of $1.50 per share issued to Kaufman on July 15, 2024, to December 31, 2026, (ii) to extend the maturity date of the 12% Senior Secured Convertible Promissory Note of the Company in the original principal amount of up to $3,400,000, issued to Kaufman on July 15, 2024 (the “Convertible Note”) from December 31, 2025 to December 31, 2026, (iii) to extend the maturity date of the Senior Secured Promissory Note of the Company in the original principal amount of $1,200,000, issued to Kaufman on August 29, 2024 (the “Secured Note”), to December 31, 2025, (iv) that the Company will not make any prepayment under the Convertible Note at any time amounts are outstanding under the Secured Note or any other non-convertible notes of the Company (excluding notes issued pursuant to equipment financing), and (v) that the Company will not prepay more than $2,400,000 of principal outstanding under the Convertible Note prior to September 30, 2026.

The information set forth above is qualified in its entirety by reference to the actual terms of the Agreement, which has as Exhibits 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Warrant Exercise and Amendment to Notes And Warrant Agreement, dated as of May 30, 2025, between BranchOut Food Inc. and Kaufman Kapital LLC.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: June 2, 2025	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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